EXHIBIT 10.5

MethodFactory, Inc. - www.methodfactory.com

Follow-on development for QxPrint 1.0

25 October 2000

James Williamson
MethodFactory, Inc.
240 N Washington Blvd
Suite 530
Sarasota, FL 34236
v. 941.364.8161
f. 941.955.5481
e. james@methodfactory.com
www.methodfactory.com

Project scope for Retrieval Dynamics Corp. 25 October 2000
Project: Contact import & customer service scope
Page: 1 of 3
Version: 1.1
MethodFactory, Inc. - www.methodfactory.com

1. Objective
Follow-on proposal to the QxPrint web application development proposal

2. Assumptions

     *    Baselevel functionality will not change during the Nov. 1-3 workshop.

3. Development

Contact Import

*    Process
     o    Web wizard and expert mode PIM output steps for Act & Outlook users
          *    Web wizard
               * Step-by-step instructions for user to export contacts from either Act 2000 or Outlook 2000. Web wizard is displayed in an HTML pop-up browser window, and includes screen captures of the Act & Outlook export process.
               *    Contact file upload vehicle


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          *   Expert mode
               *    Bulleted file export steps
               *    Contact file upload vehicle
     o    Data map PIM contact fields to the QxPrint contact management format
     o Import PIM data using a bulk overwrite process for all data with a PIM source tag
               *    Do not  erase any  contact  initiated  directly  via the web interface  or wireless  interface
     o    Confirm contact import results
          *    Successful imports
          *    Import errors

Customer Service

* Summary: Develop a customer service representative (CSR) administration panel for use by QxPrint staff.

*        Site Map:
     o Customer service home - a master page with access points to account management, transaction viewing, credit issuance, and user activity sections.
     o    Account Management - ** Covered in initial proposal
          *    Add/update/delete users
     o    CSR activity/transaction viewing -
          *    Display by
               *    User
               *    Transaction type
               *    Date
               *    Bill status
          *    On-screen reporting
          *    ** Read only: Transaction modification/deletion is not allowed
     o    Credit issuance/reporting -
          *    Issue account level credits/debits
          * Track CSR actions (ie, credit, debit, help desk call, email, etc). Log:
               *    Date & time
               *    CSR ID
               *    Comments
          *    Display by
               *    User
               *    Transaction type
               *    Date
               *    Bill status
               *    CSR ID
               *    Comment field


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     o    CSR Membership -
          * Develop a tiered membership structure to facilitate a traditional customer service hierarchy.
          * Version 1.0 implementation includes one service level across all CSR reps.

4. Development Costs
The cost of Development of the Qxprint contact import functionality and customer service module will be $12,500. In light of the current work scope, the following payment structure is recommended.

Description                                                 Amount     Date
==========================================================  =======  ========
1. QxPrint 1.0 proposal acceptance & retainer                $6,450   10/6/00
2. Contact import/CSR proposal acceptance & retainer         $3,750  10/25/00
3. Milestone payment: User interface, contact management
   and contact import completion                             $8,750  11/17/00
4. Final payment: Delivery of complete solution             $15,050  12/15/00

5. Development Schedule
This  project   development  scope  is  included  in  the  provided  MS  Project development schedule.



MethodFactory                      Retrieval Dynamics Corporation


By: /s/ Jeff Givens                By: /s/ Sharron Ballgae
Title: Bus  Dev                    Title: Chief Technology Officer
Date: 10/25/00                     Date: 10-25-00